UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2002

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation.
411 - 108th Avenue N.E.
Bellevue, Washington 98004-5515
(425) 454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
411 - 108th Avenue N.E.
Bellevue, Washington 98004-5515.

ITEM 5. Other Events

On December 3, 2001, Puget Sound Energy (PSE) filed petitions for an interim electric-rate increase with the Washington Utilities and Transportation Commission (Washington Commission). The interim filing consisted of two parts: a request for deferral of projected under recovered power costs and a surcharge to rates. If approved by the Washington Commission, the surcharge of $170.7 million would remain in effect until new general rates are established in the Company’s general rate case filed November 26, 2001 (which by statute is not to exceed 11-months from the time of the filing).

On December 28, 2001, the Washington Commission authorized PSE to defer excess power costs beginning January 1, 2002 through March 31, 2002. The Washington Commission also stated that deferred power costs would be examined in the context of PSE’s request for interim rates. PSE will bear the burden to prove deferred costs should be recovered in customer rates.

On January 30, 2002, the Washington Commission’s staff, the Washington State Attorney General’s Public Counsel section (Public Counsel) and other interveners filed testimony in the interim rate proceeding. Attached as Exhibit 99.1 is the press release from the Washington Commission’s staff, recommending an electric interim rate increase of $42 million. Also attached as Exhibit 99.2 is the press release from Public Counsel, recommending denial of PSE’s request for interim rates. However, the Public Counsel also stated that if the Washington Commission deemed some interim rate increase necessary, then the Washington Commission should approve an electric interim rate increase of no more than $29.3 million. Both the Washington Commission’s staff and Public Counsel recommended the Washington Commission require the Company to cut its common stock dividend as a condition of interim rate increase.

Hearing on PSE’s interim rate increase will be held the week of February 18, 2002 with an expected decision by the Washington Commission on the interim rate increase before March 31, 2002.

Statement Regarding Forward-Looking Statements

The Company is including the following cautionary statement in this Current Report on Form 8-K to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by or on behalf of the Company. Words such as "anticipate," "believe," "expect," "future" and "intend" and similar expressions are used to identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. Some important factors that could cause actual results or outcomes for the Company to differ materially from those discussed in forward-looking statements include:

  governmental policies and regulatory actions with respect to allowed rates of return, financings, or industry and rate structures;
  weather and hydroelectric conditions;
  wholesale energy prices;
  effect of competition;
  changes in and compliance with environmental and endangered species laws and policies;
  population growth rates and demographic patterns;
  capital market conditions; and
  legal and regulatory proceedings.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. Facts and developments, including developments in Puget Sound Energy's rate case, emerge from time to time and it is not possible for management to predict such developments, nor can it assess their impact on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ITEM 7 Exhibits

Exhibit 99.1 – Washington Utilities and Transportation Commission press release on PSE interim relief

Exhibit 99.2 – Attorney General’s Public Counsel section press release on PSE interim relief

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.
PUGET SOUND ENERGY, INC.

James W. Eldredge
James W. Eldredge
Corporate Secretary and Chief Accounting Officer

Date: January 31, 2002